Supplement to the
Fidelity Capital & Income Fund
and Fidelity High
Income Fund
June 24, 2000 Prospectus

On September 14, 2000, the Board of Trustees of Fidelity Capital & Income Fund authorized the reduction of the fund's redemption fee from 1.50% to 1.00% and the reduction of the redemption fee period from 365 days to 270 days. Redemptions after September 27, 2000 of shares held less than 270 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found in the "Fee Table" section beginning on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 270 days (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,500)	$12.00

The following information replaces similar information found in the "Selling Shares" section on page 15.

Each fund will deduct a trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 270 days. Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

CAI/SPH-00-04 September 28, 2000
1.710962.106

SUPPLEMENT TO THE

FIDELITY CAPITAL & INCOME FUND

A Fund of Fidelity Summer Street Trust

and

FIDELITY HIGH INCOME FUND

A Fund of Fidelity Fixed-Income Trust

June 24, 2000

STATEMENT OF ADDITIONAL INFORMATION

On September 14, 2000, the Board of Trustees of Fidelity Capital & Income Fund authorized the reduction of the fund's redemption fee from 1.50% to 1.00% and the reduction of the redemption fee period from 365 days to 270 days. Redemptions after September 27, 2000 of shares held less than 270 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found under the heading "Historical Funds Results" in the "Performance" section beginning on page 16.

For Capital & Income, returns do not include the effect of the fund's 1.00% trading fee, applicable to shares held less than 270 days.

The following information replaces similar information found under the heading "Historical Funds Results" in the "Performance" section beginning on page 16.

Explanatory Notes: With an initial investment of $10,000 in Capital & Income on May 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $31,703. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $11,749 for dividends and $969 for capital gain distributions. The figures in the table do not include the effect of Capital & Income's 1.00% trading fee applicable to shares held less than 270 days. Prior to December 30, 1990, Capital & Income operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 20.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

CAI/SPHB-00-03 September 28, 2000
1.718858.104

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 20.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Capital & IncomeB,C,D	Aggregate Compensation from High IncomeB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 77	$ 82	$ 0
Marie L. Knowles******	$ 0	$ 0	$ 0
Ralph F. Cox	$ 689	$ 831	$ 217,500
Phyllis Burke Davis	$ 680	$ 816	$ 211,500
Robert M. Gates	$ 690	$ 831	$ 217,500
E. Bradley Jones****	$ 476	$ 593	$ 217,500
Donald J. Kirk	$ 689	$ 832	$ 217,500
Ned C. Lautenbach***	$ 389	$ 448	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0
William O. McCoy	$ 679	$ 819	$ 214,500
Gerald C. McDonough	$ 860	$ 1,035	$ 269,000
Marvin L. Mann	$ 694	$ 836	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0
Thomas R. Williams	$ 675	$ 811	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $353; Phyllis Burke Davis, $353; Robert M. Gates, $353; E. Bradley Jones, $225; Donald J. Kirk, $353; Ned C. Lautenbach, $128; William O. McCoy, $353; Gerald C. McDonough, $425; Marvin L. Mann, $353; and Thomas R. Williams, $353.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $242; Ned C. Lautenbach, $56; William O. McCoy, $242; Thomas R. Williams, $242.